Exhibit 99.1

                                                                      [LOGO]
                           GRANT PARK FUTURES FUND, LP

                              MONTHLY FLASH REPORT

                             JUNE 30, 2004 ESTIMATE

MONTHLY COMMENTARY: June market conditions proved to be even more volatile than the difficult trend reversals in April and May. Losses were incurred across almost all trading sectors and profit opportunities were few and far between as markets continued their choppy, range-bound behavior. Losses were incurred in financials, as confusion reigned early in the month regarding the path to higher interest rates here in the U.S. Additional losses were suffered in the energy sector as expectation of a production increase by OPEC in August caused the market to drop, as did reports that both U.S. gasoline and natural gas inventories were rising. Prices declined further amidst the news of Iraqi sovereignty two days ahead of schedule. Additional losses were suffered in currencies which continue to get caught in choppy ranges dictated by market uncertainty over how aggressive the Fed will raise interest rates. Trading in the grains also proved unprofitable. Softs provided some good news as short positions in Cotton and long positions in Sugar proved profitable. Going in to August, the Fund's market exposure has been significantly reduced and we continue to monitor risk closely during the current drawdown.

                JUNE 30, 2004 STATISTICS (ESTIMATED AS OF JULY 1)

Grant Park Futures Fund B Units Monthly Return June 2004                (4.57%)
Grant Park Futures Fund B Units Year-to-Date Return June 2004          (15.00%)
Grant Park Futures Fund B Units Net Asset Value June 2004             $915.124
Grant Park Futures Fund A Units Monthly Return June 2004                (4.49%)
Grant Park Futures Fund A Units Year-to-Date Return June 2004          (14.63%)
Grant Park Futures Fund A Units Net Asset Value Return June 2004    $1,019.313

                  STATISTICS SINCE INCEPTION - CLASS A UNITS **
       SINCE INCEPTION (JANUARY 1, 1989) THROUGH JUNE 30, 2004 (ESTIMATED)

Total Fund Assets (A and B):  $207.5M    3 Yr. Comp. Ann. ROR:           7.74%  Worst Drawdown Last 5
                                                                                Years (2/04-6/04):           -20.76%
12 Month Return:                (8.24%)  5 Yr. Comp. Ann. ROR:           5.65%  Average 1-Month Gain:          7.76%
36 Month Cumulative Return:     25.08%   10 Yr. Comp. Ann. ROR:          8.12%  Average 1-Month Loss:         -5.43%
60 Month Cumulative Return:     31.64%   Average 12-Month Return:       25.34%  # of Winning Months          102
                                         Worst Drawdown
Compounded Annual ROR:          18.09%   (6/89-10/89):                 -38.87%  # of Losing Months:           84

**Most new investors will invest in Class B Units, which carry an additional 0.97% in fees and expenses.

               GRANT PARK SECTOR EXPOSURE AS OF DECEMBER 31, 2003

INTEREST RATES                                       31%
CURRENCIES                                           29%
STOCK INDICES                                        10%
AGS/SOFTS                                            13%
ENERGY                                                9%
METALS                                                8%

              ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES

 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES
           A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS

           THIS DOES NOT CONSTITUTE AN OFFER OF ANY SECURITY FOR SALE,
                          OFFERING BY PROSPECTUS ONLY.

   THIS SALES AND ADVERTISING LITERATURE MUST BE READ IN CONJUNCTION WITH THE
    PROSPECTUS IN ORDER TO UNDERSTAND FULLY ALL OF THE IMPLICATIONS AND RISKS OF THE OFFERING OF SECURITIES TO WHICH IT RELATES. A COPY OF THE PROSPECTUS
         MUST BE MADE AVAILABLE TO YOU IN CONNECTION WITH THIS OFFERING.

                                                  (312) 756-4450 o(800)217-7955
                                                           o FAX (312) 756-4452
Dearborn Capital Management, LLC            Performance Hotline: (866) 516-1574
550 West Jackson Blvd, Suite 1300,             website: www.dearborncapital.com
Chicago, IL 60661                             e-mail: funds@dearborncapital.com

                           GRANT PARK FUTURES FUND, LP

                              MONTHLY FLASH REPORT

                             JUNE 30, 2004 ESTIMATE


                            HISTORICAL PERFORMANCE**

                                                                                                               A Unit    B Unit(1)
       Jan       Feb     Mar      Apr      May     Jun      Jul      Aug      Sep      Oct      Nov     Dec      YTD       YTD
1989    0.97%   (3.29%) 17.34%   (9.51%)  26.07%  (3.31%)   0.70%  (21.72%)  (1.68%) (18.43%)   5.37%  29.00%    8.61%     7.73%
1990    5.20%    6.32%  22.20%   31.10%  (15.80%) 14.00%   16.03%   22.83%   14.76%    5.49%    2.83%  (2.65%) 197.04%   194.60%
1991  (12.36%) (13.31%)  1.75%   (6.52%)  (1.90%)  3.93%  (10.99%)  (1.85%)   6.76%    0.12%   (0.21%) 35.80%   (6.77%)   (7.52%)
1992  (15.23%)  (5.32%) (2.32%)  (4.13%)  (2.34%)  8.33%   16.34%    7.34%  (11.40%)  (0.72%)   2.41%  (5.55%) (15.50%)  (16.18%)
1993    2.38%   18.13%   1.57%   15.69%    2.30%  (2.34%)  20.56%    0.16%   (3.99%)  (5.39%)   4.57%  13.15%   84.25%    82.76%
1994  (13.74%)  (9.39%) 23.25%    2.31%   14.29%  14.25%   (5.96%)  (6.26%)   2.76%   (7.54%)  15.50%  (0.17%)  24.30%    23.30%
1995  (10.69%)  16.37%  20.67%   10.88%   14.93%  (1.82%) (14.36%) (11.29%) (10.54%)  (5.40%)   2.77%  18.69%   23.04%    22.04%
1996   (1.09%) (13.59%) (1.34%)   4.97%   (4.35%)  2.32%   (1.48%)  (2.53%)   3.81%   14.82%    7.80%  (6.99%)  (0.59%)   (1.39%)
1997    6.82%    7.61%   1.06%   (8.45%)  (0.91%)  0.34%   15.73%   (8.17%)   2.92%   (5.18%)   0.81%   6.10%   17.31%    16.37%
1998    1.96%    2.62%  (1.08%)  (7.46%)   3.13%  (0.37%)  (0.30%)  24.62%    6.23%   (4.64%)  (3.21%)  2.09%   22.40%    21.41%
1999   (2.02%)   7.95%  (5.18%)   2.92%   (5.51%)  0.22%   (2.68%)  (1.16%)   1.54%   (8.65%)   2.10%   3.05%   (8.24%)   (8.97%)
2000   (1.12%)   0.69%  (1.70%)  (3.84%)   1.80%  (3.51%)  (1.60%)   4.36%   (2.30%)   0.80%    8.91%   9.00%   10.97%    10.08%
2001    1.86%    0.53%   6.63%   (4.51%)  (0.47%) (2.66%)   0.12%    2.88%    3.69%    5.30%   (7.80%)  2.14%    7.00%     6.14%
2002   (0.87%)  (5.95%)  2.26%   (3.07%)   5.17%  10.07%    6.63%    1.57%    2.87%   (6.04%)  (2.53%)  5.58%   15.25%    14.32%
2003    2.72%    5.77%  (7.47%)   2.57%    9.68%  (1.26%)  (0.49%)   0.12%**  0.06%    2.45%   (0.98%)  5.93%   20.03%    19.06%(1)
2004    0.31%    7.25%  (1.47%) (11.72%)  (4.82%) (4.57%)*                                                     (14.63%)* (15.00%)*

                                                                                    o Estimated as of July 1, 2004

(1) FROM JANUARY 1989 THROUGH JULY 2003 PROFORMA B UNIT DATA IS REFLECTED IN YTD CALCULATIONS. ACTUAL B UNIT PERFORMANCE REFLECTED FROM 8/1/03.

**Actual Class A Unit net monthly returns are reflected from January, 1989 through July, 2003. Actual Class B Unit net monthly returns are reflected from August, 2003 (inception of trading for B Units) forward. Most new investors will invest in Class B Units, which carry an additional 0.97% in fees and expenses over A Units.

INVESTMENT HIGHLIGHTS:

MINIMUM INVESTMENT: $10,000 Individual/$5,000 ERISA or qualified plans, additional minimum investment $2,000

GENERAL PARTNER: Dearborn Capital Management, LLC

PORTFOLIO MANAGERS: Rabar Market Research, EMC Capital Management, Eckhardt Trading Company and Graham Capital Management.

REDEMPTIONS: Units are redeemable monthly with a redemption fee applicable for the first 12 months of investment.

SUITABILITY: Varies from state to state but at least a minimum of $45,000 annual income and a net worth of $45,000 exclusive of home, auto and furnishings or $150,000 net worth. Check Prospectus for individual state suitability. No investor should invest more than 10% of his or her net worth. Please check with your Firm's Administrative Department as firm requirements may also vary.

THE RISKS

o  Performance can be volatile and you   o  Grant Park pays substantial fees and
   could lose all or substantially all      expenses, including fees to its
   of your investment in Grant Park         trading advisors, which must be
   Futures Fund.                            offset by trading profits and
                                            interest income.
o  No secondary market exists for the
   Fund. Additionally, redemptions are   o  The Fund invests in foreign
   limited and may result in early          securities, which are subject to
   redemption fees.                         special risks such as currency
                                            fluctuations, different fiancial
o  Trading in commodity interests is a      and regulatory standards, and
   zero-sum economic activity in which,     political instability.
   for every gain, there is an
   offsetting loss. Grant Park           o  Grant Park's use of multiple trading
   therefore bears the risk that, on        advisors may result in Grant Park
   every trade, it will incur the loss.     taking offsetting trading positions,
                                            thereby incurring additional
o  Commodity futures trading June be        expenses with no net change in
   illiquid.                                holdings.

o  An investment in Grant Park is        o  You will have no right to
   speculative and leveraged; as a          participate in the management of
   result of this leverage, the velocity    Grant Park.
   of potential losses may accelerate
   and cause you to incur significant    o  The structure and operation of
   losses.                                  Grant Park involve several conflicts
                                            of interest.

              ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES

 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES
           A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS

           THIS DOES NOT CONSTITUTE AN OFFER OF ANY SECURITY FOR SALE,
                          OFFERING BY PROSPECTUS ONLY.

   THIS SALES AND ADVERTISING LITERATURE MUST BE READ IN CONJUNCTION WITH THE
    PROSPECTUS IN ORDER TO UNDERSTAND FULLY ALL OF THE IMPLICATIONS AND RISKS OF THE OFFERING OF SECURITIES TO WHICH IT RELATES. A COPY OF THE PROSPECTUS
         MUST BE MADE AVAILABLE TO YOU IN CONNECTION WITH THIS OFFERING.

                                                  (312) 756-4450 o(800)217-7955
                                                           o FAX (312) 756-4452
Dearborn Capital Management, LLC            Performance Hotline: (866) 516-1574
550 West Jackson Blvd, Suite 1300,             website: www.dearborncapital.com
Chicago, IL 60661                             e-mail: funds@dearborncapital.com